SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                     -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  May 1, 2000
                    ----------------------------------------


                                 THERMEDICS INC.
                 (Exact name of Registrant as specified in its charter)



Massachusetts                      1-9567                             04-2788806
(State or other            (Commission File Number)             (I.R.S. Employer
jurisdiction of                                            Identification Number
incorporation or)
organization)


470 Wildwood Street,
P.O. Box 2999
Woburn, Massachusetts                                                      01888
(Address of principal                                                 (Zip Code)
executive offices)

                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermedics Inc.'s Annual Report on Form 10-K for the year ended January 1, 2000. These include risks and uncertainties relating to: government regulation and industry standards, competition and technological change, intellectual property rights, reimbursement by insurers for medical procedures, medical community acceptance of medical devices, availability of materials and components, product liability, international operations, the company's acquisition strategy, and the company's cash management arrangement with Thermo Electron.

Item 5.     Other Events

     On April 7, 2000, the Registrant issued a press release, attached hereto as
Exhibit 99, regarding its financial results for the guarter ended April 1, 2000.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits

            99 Press Release dated April 1, 2000.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 2nd day of May, 2000.

                                             THERMEDICS INC

                                             By:  /s/ Theo Melas-Kyriazi
                                                  ------------------------------
                                                  Theo Melas-Kyriazi
                                                  Chief Financial Officer

                                                                      Exhibit 99


Investor Contact: 781-6 22-1111
Media Contact: 781-622-1252


                   Thermedics Announces First Quarter Results

WOBURN, Mass., May 1, 2000 - Thermedics Inc. (ASE-TMD), a Thermo Electron company, today reported that revenues for the quarter ended April 1, 2000, were $60.7 million, compared with $52.0 million in 1999. Income from continuing operations, which excludes the results of the company's power electronics and test equipment and heart-assist and blood testing devices segments because of plans to sell these businesses, was $2.7 million, or $.06 per diluted share, compared with $1.7 million, or $.04 per diluted share, last year. Excluding pretax restructuring and unusual costs of $0.1 million in 2000 and $1.4 million in 1999, income from continuing operations would have been $2.7 million, or $.06 per diluted share, in 2000 and $3.1 million, or $.07 per diluted share, in 1999.


Consolidated Statement of Income (unaudited)

                                                        Three Months Ended

(In thousands except per share amounts)          April 1, 2000   April 3, 1999

Revenues                                            $ 60,729        $ 51,960
                                                    --------        --------

Costs and Operating Expenses:
  Cost of revenues                                    32,245          28,018
  Selling, general, and administrative expenses       18,409          15,162
  Research and development expenses                    4,466           3,404
  Restructuring and unusual costs                         93           1,395
                                                    --------        --------
                                                      55,213          47,979
                                                    --------        --------

Operating Income                                       5,516           3,981
Interest Income                                        1,046           1,051
Interest Expense                                        (891)           (427)
Equity in Earnings (Loss) of Unconsolidated
 Subsidiaries                                             65             (21)
                                                    --------        --------

Income from Continuing Operations Before
 Provision for Income Taxes and Minority Interest      5,736           4,584
Provision for Income Taxes                             2,479           2,304
Minority Interest Expense                                566             588
                                                    --------        --------

Income from Continuing Operations                      2,691           1,692
Income from Discontinued Operations (net of
 income tax provision and minority interest
 of $1,581)                                              -               890
                                                    --------        --------
Net Income                                          $  2,691        $  2,582
                                                    ========        ========

Earnings per Share from Continuing Operations:
  Basic                                             $    .06        $    .04
                                                    ========        ========
  Diluted                                           $    .06        $    .04
                                                    ========        ========
Earnings per Share:
  Basic                                             $    .06        $    .06
                                                    ========        ========
  Diluted                                           $    .06        $    .06
                                                    ========        ========
Weighted Average Shares:
  Basic                                               41,982          41,696
                                                    ========        ========
  Diluted                                             42,981          42,806
                                                    ========        ========

     Note: The company's power electronics and test equipment and heart-assist and blood testing devices segments have been classified as "discontinued operations" because of the company's plans to sell these businesses. The 1999 results have been restated to reflect this accounting treatment.

      Thermedics Inc. develops, manufactures, and markets diverse product lines, including implantable heart-assist devices and other biomedical products, security instruments, and equipment that assures the quality of a wide variety of consumer products and bulk materials. Thermedics is a public subsidiary of Thermo Electron Corporation. More information is available on the Internet at http://www.thermo.com/subsid/tmd1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended January 1, 2000. These include risks and uncertainties relating to: government regulation and industry standards, competition and technological change, intellectual property rights, reimbursement by insurers for medical procedures, medical community acceptance of medical devices, availability of materials and components, product liability, international operations, the company's acquisition strategy, and the company's cash management arrangement with Thermo Electron.